Angel Oak Mortgage Trust I, LLC ABS-15G

Exhibit 99.11

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of Angel Oak Mortgage Fund EU B LLC (the “Client”). The review included a total of 481 newly originated residential mortgage loans, in connection with the securitization identified as Angel Oak Mortgage Trust 2024-9 (the “Securitization”). The Review was conducted from January 2022 through August 2024 on mortgage loans originated between December 2021 and August 2024.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Clients prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

●	Documentation meets Appendix Q requirements for QM Loans

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower’s occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

○	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;

○	The consumer’s debt obligations, alimony, child support; and

○	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Clients or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Clients.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Clients.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (481 loans in total):

Three hundred sixty-five (365) loans had CU scores of 2.5 or less or were eligible for Collateral Rep and Warranty relief.

Fifty-one (51) loans had an AVM, fifteen (15) loans had Secondary Appraisals, and one hundred and three (103) loans had a Desktop Review. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then an additional valuation product was completed. There were three (3) instances of this, and the additional valuation products supported value.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 481 mortgage loans reviewed, two hundred thirty-four (234) unique mortgage loans (48.65% by loan count) had a total of four hundred seventy-one (471) tape discrepancies across twenty-one (21) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying Total Reserves Number of Months	140	29.72%
Qualifying All Borrower Residual Income	103	21.87%
QM Qualifying Total Debt Income Ratio	63	13.38%
Originator DTI	36	7.64%
Calculated DSCR	33	7.01%
Property Type	29	6.16%
Occupancy	16	3.40%
Loan Purpose	7	1.49%
MERS Number	6	1.27%
Application Date	6	1.27%
Borrower 1 Last Name	5	1.06%
Cash Disbursement Date	5	1.06%
Property Zip	5	1.06%
Resi Product Type	4	0.85%
Original Amortization Term	3	0.64%
Original CLTV	2	0.42%
Origination Date	2	0.42%
Loan Type	2	0.42%
Original LTV	2	0.42%
UW FICO Utilized	1	0.21%
Property County	1	0.21%
Grand Total	471	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	403	$132,526,397.00	83.78%
Event Grade B	78	$34,539,677.00	16.22%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	481	$167,066,074.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	418	86.90%
Event Grade B	63	13.10%
Event Grade C	0	0.00%
Event Grade D	0	0.00%
Total Sample	481	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	466	96.88%
Event Grade B	15	3.12%
Event Grade C	0	0.00%
Event Grade D	0	0.00%
Total Sample	481	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	475	98.75%
Event Grade B	6	1.25%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	481	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	315
		Hazard insurance dwelling coverage is not sufficient	9
		Borrower 1 Credit Report is Expired	7
		Title Coverage is Less than Subject Lien	6
		DSCR is less than guideline minimum	6
		Housing History Does Not Meet Guideline Requirements	5
		Property Title Issue	4
		Borrower Employment Verification does not meet guidelines	4
		Transmittal Summary is Partial	4
		Payment shock exceeds guideline	3
		Income and Employment Do Not Meet Guidelines	3
		Purchase Contract is Expired	3
		Business Purpose Affidavit/Disclosure Missing	3
		Liquid Reserves are less than Guidelines Required	3
		Fraud Report Shows Uncleared Alerts	3
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	3

Asset Documents are Incomplete	3
Audited Interested Party Contribution Exceeds Guideline Program Maximum	2
Missing VOM or VOR	2
Missing Taxpayer First Act Disclosure	2
HO6 Insurance Policy Effective Date is after the Note Date	2
Borrower Income Verification does not match Approval	2
HO6 Master Insurance Policy is Missing	2
Missing letter of explanation	2
Potential Identity Issues identified in the file	2
Missing verification of taxes, insurance, and/or HOA fees for non-subject property	2
Audited DTI Exceeds Guideline DTI	2
Approval/Underwriting Summary Partially Provided	2
Final Loan Application is Partial	2
Potential Fraud Reflected on Fraud Report	2
Insufficient cash to close.	2
Borrower information on 1003 is incomplete	2
Borrower 1 3rd Party VOE Prior to Close Missing	2
Housing history does not meet guidelines	2
The Deed of Trust is Incomplete	2
Borrower 1 Gap Credit Report is Expired (Greater than 10 Days from Closing/Settlement Date)	1
Other Property Insurance Policy Expiration Date is before the Note Date	1
Condo Approval Missing	1
Satisfactory Chain of Title not Provided	1
Flood Insurance Effective Date is after the Note Date	1
The Final 1003 is Incomplete	1
Qualifying DTI exceeds Guideline Maximum Allowable	1
Borrower 1 Gap Credit Report is Missing	1
Named Insured on Hazard Insurance does not match Borrower(s) Name(s)	1
Borrower 2 Credit Report is Incomplete	1
Borrower 1 Credit Report is Incomplete	1
Hazard Insurance Policy is Partial	1
Property recently listed for sale	1
Borrower Credit Report Indicator is Partial	1
Purchase is not considered to be an Arm’s Length Transaction	1
HO-6 Insurance Policy is Missing	1
Collateral Underwriter Missing	1
Asset 5 Does Not Meet Guideline Requirements	1
Credit score not provided	1
Asset 4 Does Not Meet Guideline Requirements	1

	ATR Risk	1
	Borrower Income Verification is less than 12 months	1
	Overdraft/NSF Count Exceeds Tolerance	1
	Asset General	1
	Flood Certificate Missing	1
	Borrower Liabilities Verification Indicator is Partial	1
	Potential Occupancy/Current Address Issues identified in the file	1
	Asset Qualification Does Not Meet Guideline Requirements	1
	Flood Insurance Policy Missing	1
	Missing Business Entity Formation Document	1
	Purchase Contract is Incomplete	1
	Missing evidence Mortgage/Deed of Trust will be recorded	1
	Qualifying Credit Score does not meet eligibility requirement(s)	1
	CoBorrower Employment Verification does not meet guidelines	1
	Fraud: Potential Identity Issues identified in the file	1
	Missing Letter of Explanation (Assets)	1
	Fully Executed Purchase Contract is Partial	1
	The Final 1003 is Missing	1
	Guideline Seasoning not Met	1
	Trade line count does not meet program requirements	1
	Trust/POA Does Not Meet Guideline Requirements	1
	Asset 2 Missing	1
	Verification of Borrower Liabilities Missing or Incomplete	1
	Approval/Underwriting Summary Not Provided	1
	Hazard Insurance Effective Date is after the Disbursement Date	1
	Total Credit Grade (A) Exceptions:	465
B	Housing History Does Not Meet Guideline Requirements	14
	Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	7
	Overdraft/NSF Count Exceeds Tolerance	5
	Payment shock exceeds guideline	4
	Audited LTV Exceeds Guideline LTV	4
	Audited CLTV Exceeds Guideline CLTV	4
	Liquid Reserves are less than Guidelines Required	3
	Housing history does not meet guidelines	3
	Minimum Trade Line Requirement Not Met	2
	Interested Party Contribution – Exceeds Guidelines	2
	Borrower does not meet residual income requirement	2
	Guideline Seasoning not Met	2
	Audited HCLTV Exceeds Guideline HCLTV	2
	Underwriting LTV exceeds Guideline Maximum Allowable	2

		Payment shock exceeds lender guidelines	2
		Underwriting CLTV exceeds Guideline Maximum Allowable	2
		Audited Loan Amount is less than Guideline Maximum Loan Amount	2
		Income and Employment Do Not Meet Guidelines	2
		Partial Bankruptcy documentation provided.	1
		Underwriting FICO does not meet Guideline Minimum Required	1
		Audited FICO is less than Guideline FICO	1
		Borrower 1 Gap Credit Report is Expired (Greater than 10 Days from Closing/Settlement Date)	1
		Audited Interested Party Contribution Exceeds Guideline Program Maximum	1
		Loan amount is less than the minimum required loan amount	1
		Audited Loan Amount is greater than Guideline Minimum Loan Amount	1
		Borrower 2 Gap Credit Report is Expired (Greater than 10 Days from Closing/Settlement Date)	1
		Borrower Liabilities Verification Indicator is Partial	1
		Mortgage history for primary residence less than 12 months	1
		Cash Out Does Not Meet Guideline Requirements	1
		No evidence of required debt payoff	1
		Asset 1 Does Not Meet Guideline Requirements	1
		Total Credit Grade (B) Exceptions:	77
Compliance	A	No Compliance Findings	370
		Initial Closing Disclosure Delivery Date Test	16
		Missing Credit Score Disclosure (FACTA)	13
		Higher-Priced Mortgage Loan Test	10
		Charges That In Total Cannot Increase More Than 10% Test	9
		Charges That Cannot Increase Test	8
		TRID: Missing Loan Estimate	7
		Higher-Priced Mortgage Loan	5

	Initial Loan Estimate Delivery Date Test (from application)	5
	Regulation § 1026.43(c)(2)(vi) failure - The consumer’s current debt obligations, alimony, and child support or other debt obligations were not confirmed and included in the DTI or excluded per lender guidelines.	2
	Originator NMLS is Not Active	2
	CA AB 260 Higher-Priced Mortgage Loan Test	2
	Intent to Proceed is Missing	2
	Right to Receive Appraisal Disclosure was not provided within 3 days of application (12 CFR 1002.14 (a)(1))	1
	Consummation or Reimbursement Date Validation Test	1
	eSigned Documents Consent is Missing	1
	Initial Loan Estimate Delivery Date Test (prior to consummation)	1
	Revised Loan Estimate Delivery Date Test (prior to consummation)	1
	Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	1
	TRID Disclosure Delivery and Receipt Date Validation Test	1
	CD: Liability After Foreclosure Not Complete	1
	Homeownership Counseling Disclosure Is Missing	1
	Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	1
	Reimbursement Amount Test	1
	Missing Initial Escrow Disclosure	1
	Right to Cancel by Date does not provide a 3 day rescission period from the Note Date	1
	Missing Required Affiliated Business Disclosure	1
	The Final 1003 is Incomplete	1
	Missing Service Provider List	1
	TRID Monitor Timing of Disclosures Finding	1
	NC Rate Spread Home Loan Test	1
	CD: Refinance Statement Not Present	1
	Loan Origination Company NMLS Status is Not Active	1
	Total Compliance Grade (A) Exceptions:	471
B	Higher-Priced Mortgage Loan	8
	Charges That In Total Cannot Increase More Than 10% Test	3
	TILA Finance Charge Test	2

		The Final 1003 is Incomplete	1
		High-Cost Mortgage Points and Fees Threshold Test	1
		Higher-Priced Mortgage Loan Escrow Alert (12 CFR 1026.35(b))	1
		Total Compliance Grade (B) Exceptions:	16
Property	A	No Property Findings	406
		Third Party Valuation Product is Required and Missing	15
		FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	4
		Third Party Valuation Product not Provided	4
		The appraiser was not licensed (Primary Value)	2
		Condo Approval Missing	2
		Was lowest appraised value used to qualify is No	1
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	1
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	1
		Third Party Other Product variance to appraised value exceeds 10%	1
		Third Party Valuation Product Not Provided within 10% Tolerance	1
		Property/Appraisal General	1
		HOA Questionnaire is Missing	1
		Third Party Desk Review variance to appraised value exceeds 10%	1
		Total Property Grade (A) Exceptions:	441
	B	Property/Appraisal General	2
		Appraisal guideline violation	1
		Property Issue(s) are Present	1
		HOA Does Not Meet Guidelines	1
		Ineligible Property	1
		Total Property Grade (B) Exceptions:	6

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Clients/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Clients review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.

Valuation Event Grades
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.